Exhibit 6.13

ALLONGE
This Allonge to Convertible Promissory Note dated January 23, 2017 (“Note”), made by Soliton, Inc., a Delaware corporation (“Company”), in favor of Remeditex Ventures, LLC (“Lender”), in the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) shall be attached to the Note and made a part thereof.
1.    For value received, the undersigned agree that the definition of Maturity Date in the Note shall be deleted in its entirety and replaced with and the following inserted in lieu thereof:
“Maturity Date” shall mean April 30, 2019.
2.    Except as modified herein, all of the other terms, conditions and covenants of the Note shall remain in full force and effect; provided that Lender hereby waives all prior Events of Default on the Note occurring due to the failure of the Company to repay the Note on the original Maturity Date.
3.    This instrument may be executed in counterparts, and all said counterparts when taken together shall constitute one and the same instrument.
Dated:  June 29, 2018
IN WITNESS WHEREOF, Company and Lender have executed this Allonge as of the day and year first above written.

COMPANY:

SOLITON, INC.

By:	/s/ Christopher C. Capelli
Name: Christopher C. Capelli
Title: President

LENDER:

Remeditex Ventures LLC

By:	/s/ John W. Creecy
Name: John W. Creecy
Title: Chief Executive Officer

ALLONGE
This Allonge to Convertible Promissory Note dated March 1, 2017 (“Note”), made by Soliton, Inc., a Delaware corporation (“Company”), in favor of Remeditex Ventures, LLC (“Lender”), in the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) shall be attached to the Note and made a part thereof.
1.    For value received, the undersigned agree that the definition of Maturity Date in the Note shall be deleted in its entirety and replaced with and the following inserted in lieu thereof:
“Maturity Date” shall mean April 30, 2019.
2.    Except as modified herein, all of the other terms, conditions and covenants of the Note shall remain in full force and effect; provided that Lender hereby waives all prior Events of Default on the Note occurring due to the failure of the Company to repay the Note on the original Maturity Date.
3.    This instrument may be executed in counterparts, and all said counterparts when taken together shall constitute one and the same instrument.
Dated: June 29, 2018
IN WITNESS WHEREOF, Company and Lender have executed this Allonge as of the day and year first above written.

COMPANY:

SOLITON, INC.

By:	/s/ Christopher C. Capelli
Name: Christopher C. Capelli
Title: President

LENDER:

Remeditex Ventures LLC

By:	/s/ John W. Creecy
Name: John W. Creecy
Title: Chief Executive Officer

ALLONGE
This Allonge to Convertible Promissory Note dated April 27, 2017 (“Note”), made by Soliton, Inc., a Delaware corporation (“Company”), in favor of Remeditex Ventures, LLC (“Lender”), in the principal sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) shall be attached to the Note and made a part thereof.
1.    For value received, the undersigned agree that the definition of Maturity Date in the Note shall be deleted in its entirety and replaced with and the following inserted in lieu thereof:
“Maturity Date” shall mean April 30, 2019.
2.    Except as modified herein, all of the other terms, conditions and covenants of the Note shall remain in full force and effect; provided that Lender hereby waives all prior Events of Default on the Note occurring due to the failure of the Company to repay the Note on the original Maturity Date.
3.    This instrument may be executed in counterparts, and all said counterparts when taken together shall constitute one and the same instrument.
Dated: June 29, 2018
IN WITNESS WHEREOF, Company and Lender have executed this Allonge as of the day and year first above written.

COMPANY:

SOLITON, INC.

By:	/s/ Christopher C. Capelli
Name: Christopher C. Capelli
Title: President

LENDER:

Remeditex Ventures LLC

By:	/s/ John W. Creecy
Name: John W. Creecy
Title: Chief Executive Officer

ALLONGE
This Allonge to Convertible Promissory Note dated June 19, 2017 (“Note”), made by Soliton, Inc., a Delaware corporation (“Company”), in favor of Remeditex Ventures, LLC (“Lender”), in the principal sum of ONE MILLION THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,300,000.00) shall be attached to the Note and made a part thereof.
1.    For value received, the undersigned agree that the definition of Maturity Date in the Note shall be deleted in its entirety and replaced with and the following inserted in lieu thereof:
“Maturity Date” shall mean April 30, 2019.
2.    Except as modified herein, all of the other terms, conditions and covenants of the Note shall remain in full force and effect; provided that Lender hereby waives all prior Events of Default on the Note occurring due to the failure of the Company to repay the Note on the original Maturity Date.
3.    This instrument may be executed in counterparts, and all said counterparts when taken together shall constitute one and the same instrument.
Dated: June 29, 2018
IN WITNESS WHEREOF, Company and Lender have executed this Allonge as of the day and year first above written.

COMPANY:

SOLITON, INC.

By:	/s/ Christopher C. Capelli
Name: Christopher C. Capelli
Title: President

LENDER:

Remeditex Ventures LLC

By:	/s/ John W. Creecy
Name: John W. Creecy
Title: Chief Executive Officer

ALLONGE
This Allonge to Convertible Promissory Note dated July 17, 2017 (“Note”), made by Soliton, Inc., a Delaware corporation (“Company”), in favor of Remeditex Ventures, LLC (“Lender”), in the principal sum of SEVEN HUNDRED THOUSAND AND NO/100 DOLLARS ($700,000.00) shall be attached to the Note and made a part thereof.
1.    For value received, the undersigned agree that the definition of Maturity Date in the Note shall be deleted in its entirety and replaced with and the following inserted in lieu thereof:
“Maturity Date” shall mean April 30, 2019.
2.    Except as modified herein, all of the other terms, conditions and covenants of the Note shall remain in full force and effect; provided that Lender hereby waives all prior Events of Default on the Note occurring due to the failure of the Company to repay the Note on the original Maturity Date.
3.    This instrument may be executed in counterparts, and all said counterparts when taken together shall constitute one and the same instrument.
Dated: June 29, 2018
IN WITNESS WHEREOF, Company and Lender have executed this Allonge as of the day and year first above written.

COMPANY:

SOLITON, INC.

By:	/s/ Christopher C. Capelli
Name: Christopher C. Capelli
Title: President

LENDER:

Remeditex Ventures LLC

By:	/s/ John W. Creecy
Name: John W. Creecy
Title: Chief Executive Officer

ALLONGE
This Allonge to Convertible Promissory Note dated November 17, 2017 (“Note”), made by Soliton, Inc., a Delaware corporation (“Company”), in favor of Remeditex Ventures, LLC (“Lender”), in the principal sum of FOUR HUNDRED THOUSAND AND NO/100 DOLLARS ($400,000.00) shall be attached to the Note and made a part thereof.
1.    For value received, the undersigned agree that the definition of Maturity Date in the Note shall be deleted in its entirety and replaced with and the following inserted in lieu thereof:
“Maturity Date” shall mean April 30, 2019.
2.    Except as modified herein, all of the other terms, conditions and covenants of the Note shall remain in full force and effect; provided that Lender hereby waives all prior Events of Default on the Note occurring due to the failure of the Company to repay the Note on the original Maturity Date.
3.    This instrument may be executed in counterparts, and all said counterparts when taken together shall constitute one and the same instrument.
Dated: June 29, 2018
IN WITNESS WHEREOF, Company and Lender have executed this Allonge as of the day and year first above written.

COMPANY:

SOLITON, INC.

By:	/s/ Christopher C. Capelli
Name: Christopher C. Capelli
Title: President

LENDER:

Remeditex Ventures LLC

By:	/s/ John W. Creecy
Name: John W. Creecy
Title: Chief Executive Officer

ALLONGE
This Allonge to Convertible Promissory Note dated December 1, 2017 (“Note”), made by Soliton, Inc., a Delaware corporation (“Company”), in favor of Remeditex Ventures, LLC (“Lender”), in the principal sum of THREE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($375,000.00) shall be attached to the Note and made a part thereof.
1.    For value received, the undersigned agree that the definition of Maturity Date in the Note shall be deleted in its entirety and replaced with and the following inserted in lieu thereof:
“Maturity Date” shall mean April 30, 2019.
2.    Except as modified herein, all of the other terms, conditions and covenants of the Note shall remain in full force and effect; provided that Lender hereby waives all prior Events of Default on the Note occurring due to the failure of the Company to repay the Note on the original Maturity Date.
3.    This instrument may be executed in counterparts, and all said counterparts when taken together shall constitute one and the same instrument.
Dated: June 29, 2018
IN WITNESS WHEREOF, Company and Lender have executed this Allonge as of the day and year first above written.

COMPANY:

SOLITON, INC.

By:	/s/ Christopher C. Capelli
Name: Christopher C. Capelli
Title: President

LENDER:

Remeditex Ventures LLC

By:	/s/ John W. Creecy
Name: John W. Creecy
Title: Chief Executive Officer

ALLONGE
This Allonge to Convertible Promissory Note dated December 21, 2017 (“Note”), made by Soliton, Inc., a Delaware corporation (“Company”), in favor of Remeditex Ventures, LLC (“Lender”), in the principal sum of TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00) shall be attached to the Note and made a part thereof.
1.    For value received, the undersigned agree that the definition of Maturity Date in the Note shall be deleted in its entirety and replaced with and the following inserted in lieu thereof:
“Maturity Date” shall mean April 30, 2019.
2.    Except as modified herein, all of the other terms, conditions and covenants of the Note shall remain in full force and effect; provided that Lender hereby waives all prior Events of Default on the Note occurring due to the failure of the Company to repay the Note on the original Maturity Date.
3.    This instrument may be executed in counterparts, and all said counterparts when taken together shall constitute one and the same instrument.
Dated: June 29, 2018
IN WITNESS WHEREOF, Company and Lender have executed this Allonge as of the day and year first above written.

COMPANY:

SOLITON, INC.

By:	/s/ Christopher C. Capelli
Name: Christopher C. Capelli
Title: President

LENDER:

Remeditex Ventures LLC

By:	/s/ John W. Creecy
Name: John W. Creecy
Title: Chief Executive Officer

ALLONGE
This Allonge to Convertible Promissory Note dated January 8, 2018 (“Note”), made by Soliton, Inc., a Delaware corporation (“Company”), in favor of Remeditex Ventures, LLC (“Lender”), in the principal sum of TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00) shall be attached to the Note and made a part thereof.
1.    For value received, the undersigned agree that the definition of Maturity Date in the Note shall be deleted in its entirety and replaced with and the following inserted in lieu thereof:
“Maturity Date” shall mean April 30, 2019.
2.    Except as modified herein, all of the other terms, conditions and covenants of the Note shall remain in full force and effect; provided that Lender hereby waives all prior Events of Default on the Note occurring due to the failure of the Company to repay the Note on the original Maturity Date.
3.    This instrument may be executed in counterparts, and all said counterparts when taken together shall constitute one and the same instrument.
Dated: June 29, 2018
IN WITNESS WHEREOF, Company and Lender have executed this Allonge as of the day and year first above written.

COMPANY:

SOLITON, INC.

By:	/s/ Christopher C. Capelli
Name: Christopher C. Capelli
Title: President

LENDER:

Remeditex Ventures LLC

By:	/s/ John W. Creecy
Name: John W. Creecy
Title: Chief Executive Officer

ALLONGE
This Allonge to Convertible Promissory Note dated January 25, 2018 (“Note”), made by Soliton, Inc., a Delaware corporation (“Company”), in favor of Remeditex Ventures, LLC (“Lender”), in the principal sum of TWO HUNDRED FIFTY THOUSAND AND NO/100 DOLLARS ($250,000.00) shall be attached to the Note and made a part thereof.
1.    For value received, the undersigned agree that the definition of Maturity Date in the Note shall be deleted in its entirety and replaced with and the following inserted in lieu thereof:
“Maturity Date” shall mean April 30, 2019.
2.    Except as modified herein, all of the other terms, conditions and covenants of the Note shall remain in full force and effect; provided that Lender hereby waives all prior Events of Default on the Note occurring due to the failure of the Company to repay the Note on the original Maturity Date.
3.    This instrument may be executed in counterparts, and all said counterparts when taken together shall constitute one and the same instrument.
Dated: June 29, 2018
IN WITNESS WHEREOF, Company and Lender have executed this Allonge as of the day and year first above written.

COMPANY:

SOLITON, INC.

By:	/s/ Christopher C. Capelli
Name: Christopher C. Capelli
Title: President

LENDER:

Remeditex Ventures LLC

By:	/s/ John W. Creecy
Name: John W. Creecy
Title: Chief Executive Officer

ALLONGE
This Allonge to Convertible Promissory Note dated February 13, 2018 (“Note”), made by Soliton, Inc., a Delaware corporation (“Company”), in favor of Remeditex Ventures, LLC (“Lender”), in the principal sum of THREE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($375,000.00) shall be attached to the Note and made a part thereof.
1.    For value received, the undersigned agree that the definition of Maturity Date in the Note shall be deleted in its entirety and replaced with and the following inserted in lieu thereof:
“Maturity Date” shall mean April 30, 2019.
2.    Except as modified herein, all of the other terms, conditions and covenants of the Note shall remain in full force and effect; provided that Lender hereby waives all prior Events of Default on the Note occurring due to the failure of the Company to repay the Note on the original Maturity Date.
3.    This instrument may be executed in counterparts, and all said counterparts when taken together shall constitute one and the same instrument.
Dated: June 29, 2018
IN WITNESS WHEREOF, Company and Lender have executed this Allonge as of the day and year first above written.

COMPANY:

SOLITON, INC.

By:	/s/ Christopher C. Capelli
Name: Christopher C. Capelli
Title: President

LENDER:

Remeditex Ventures LLC

By:	/s/ John W. Creecy
Name: John W. Creecy
Title: Chief Executive Officer